Assets Held For Sale and Discontinued Operations	6 Months Ended
Jun. 30, 2018
Disclosure Of Noncurrent Assets Held For Sale And Discontinued Operations [Abstract]
Assets Held for Sale and Discontinued Operations

8. ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS

In the second quarter of 2017, the Company announced its intention to divest of its Conventional segment that included its heavy oil assets at Pelican Lake, the CO2 enhanced oil recovery project at Weyburn and conventional crude oil, NGLs and natural gas assets in the Suffield and Palliser areas in southern Alberta. The associated assets and liabilities were reclassified as held for sale and the results of operations reported as a discontinued operation.

In the fourth quarter of 2017, the Company announced its intention to market for sale a package of non-core Deep Basin assets primarily in the East Clearwater area. The assets have been classified as held for sale and recorded at the lesser of their carrying amount and their fair value less costs to sell.

A) Results of Discontinued Operations

On January 5, 2018, the Company completed the sale of its Suffield crude oil and natural gas operations in southern Alberta for cash proceeds of $512 million, before closing adjustments. A before-tax gain on discontinuance of $306 million was recorded on the sale. The agreement includes a deferred purchase price adjustment (“DPPA”) that could provide Cenovus with purchase price adjustments of up to $36 million if the average crude oil and natural gas prices meet certain thresholds over the two years following the close of the disposition.

The DPPA is a two year agreement that commenced on close. Under the purchase and sale agreement, Cenovus is entitled to receive cash for each month in which the average daily price of WTI is above US$55 per barrel or the price of Henry Hub natural gas is above US$3.50 per MMBtu. Monthly cash payments are capped at $375 thousand and $1.125 million for crude oil and natural gas, respectively. The DPPA will be accounted for as a financial option and fair valued at each reporting date. The fair value of the DPPA on the date of close was $7 million.

The following table presents the results of discontinued operations, including asset sales:

	Three Months Ended		Six Months Ended
For the periods ended June 30,	2018	2017	2018	2017
Revenues
Gross Sales	(1)	386	15	760
Less: Royalties	2	50	1	100
	(3)	336	14	660
Expenses
Transportation and Blending	-	54	1	105
Operating	(32)	115	(27)	225
Production and Mineral Taxes	2	5	1	10
(Gain) Loss on Risk Management	-	3	-	16
Operating Margin	27	159	39	304
Depreciation, Depletion and Amortization	-	69	-	190
Exploration Expense	-	(1)	-	2
Finance Costs	-	12	-	33
Earnings (Loss) From Discontinued Operations Before Income Tax	27	79	39	79
Current Tax Expense (Recovery)	-	17	-	22
Deferred Tax Expense (Recovery)	7	3	10	(2)
After-tax Earnings (Loss) From Discontinued Operations	20	59	29	59
After-tax Gain (Loss) on Discontinuance (1)	(28)	-	223	-
Net Earnings (Loss) From Discontinued Operations	(8)	59	252	59
(1)	Net of deferred tax recovery of $10 million in the three months ended June 30, 2018 and net of deferred tax expense of $83 million in the six months ended June 30, 2018.

B) Cash Flows From Discontinued Operations

Cash flows from discontinued operations reported in the Consolidated Statement of Cash Flows are:

	Three Months Ended		Six Months Ended
For the periods ended June 30,	2018	2017	2018	2017
Cash From (Used in) Operating Activities	27	137	38	270
Cash From (Used in) Investing Activities	(37)	(50)	414	(138)
Net Cash Flow	(10)	87	452	132

C) Assets and Liabilities Held for Sale

As at June 30, 2018, the assets and liabilities held for sale related to non-core Deep Basin assets primarily in the East Clearwater area.

As at June 30, 2018	E&E Assets	PP&E	Decommissioning Liabilities
Deep Basin	47	432	151